SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐

Preliminary Proxy Statement

☐

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒

Definitive Proxy Statement

☐

Definitive Additional Materials

☐

Soliciting Material under '240.14a-12

Global Entertainment Holdings/Equities, Inc.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒

No fee required.

☐

$125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1),14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

☐

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

☐

Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.

Amount Previously Paid:

2.

Form, Schedule or Registration Statement No.:

3.

Filing Party:

4.

Date Filed:

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

703 Waterford Way, Suite 690

Miami, Florida 33126

_______________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on August 6, 2003

_________________________

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of the Shareholders of Global Entertainment Holdings/Equities, Inc. (hereinafter referred to as the “Company”), to be held on Wednesday, August 6, 2003 at 10 a.m. (EDT) at 703 Waterford Way, Suite 690, Miami, Florida, for the following purposes:

1.

PROPOSAL NO. 1:

To elect the Board of Directors, each to serve until the next Annual

Meeting of the shareholders or until their respective successors are elected and qualify;

2.

PROPOSAL NO. 2:

To ratify and approve the selection by the Board of Directors of

Kane, Hoffman & Danner, P.A. as the Company’s independent

accountants for the current year;

3.

PROPOSAL NO. 3:

To consider and vote on a shareholder proposal to amend the

Articles of Incorporation and the bylaws as described in the proxy statement;

4.

PROPOSAL NO. 4:

To consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.

The complete text of these proposals and the reasons your directors have proposed their adoption or oppose their adoption are contained in the Proxy Statement, and you are urged to carefully study them.  If you do not plan to attend the Annual Meeting, you are respectfully requested to sign, date and return the accompanying Proxy promptly.

FOR THE REASONS STATED HEREIN, YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES AND “FOR” PROPOSAL NUMBER 2, AGAINST PROPOSALS NUMBERED 3 AND 4.  YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  TO BE SURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY.  THIS WILL NOT PREVENT YOU FROM ATTENDING AND VOTING YOUR SHARES IN PERSON.  PROMPT RETURN OF YOUR PROXY WILL REDUCE THE COMPANY'S EXPENSES IN THIS MATTER.

Only shareholders of record as shown on the books of the Company at the close of business on June 18, 2003 will be entitled to vote at the Annual Meeting or any adjournment thereof.  A list of the Company’s shareholders entitled to notice of, and to vote at, the Annual Meeting will be made available during regular business hours at the Company’s principal executive offices at 703 Waterford Way, Suite 690, Miami, Florida 33126 from the date of this notice for inspection by any shareholder for any purpose germane to the Annual Meeting.

The Annual Meeting may adjourn from time to time without notice other than by announcement at the Annual Meeting, or at any adjournments thereof, and any and all business for which the Annual Meeting is hereby noticed may be transacted at any such adjournments.

By order of the Board of Directors,

Bryan Abboud, Chief Executive Officer

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

703 Waterford Way, Suite 690

Miami, Florida 33126

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 6, 2003

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is being furnished to shareholders of Global Entertainment Holdings/Equities, Inc. (the “Company”) in connection with the Board of Director’s solicitation of proxies for use at the annual meeting of shareholders to be held on August 6, 2003, and at any adjournment of that meeting (the “Annual Meeting”). The first date on which this Proxy Statement and the form of Proxy are first being mailed to shareholders of the Company is on or about July 21, 2003.

The Board of Directors has fixed June 18, 2003 as the record date for determining shareholders who are entitled to vote at the Annual Meeting.  At the close of business on June 18, 2003, the Company had issued and outstanding 10,560,296 shares of common stock (the “Common Stock”), held of record by approximately 131 shareholders and held in street name by 240 shareholders.  Each share of Common Stock is entitled to one vote on each matter properly coming before the Annual Meeting.

The Company will not solicit proxies personally, by telephone or facsimile.  The Company, however, may make a request by telephone, facsimile, or mail strictly limited to confirming the shareholder’s receipt of the proxy and requesting that the shareholder sign and return the proxy solicited by this statement.  The Company does not expect to pay compensation to any party other than employees (and then only their regular salaries plus expenses) for the solicitation of proxies, but may reimburse brokers, custodians, nominees and fiduciaries for the expense of forwarding solicitation material and proxies to beneficial owners of their outstanding stock.  The cost of soliciting proxies, not expected to exceed $15,000, will be borne by the Company.

All proxies will be voted in accordance with the instructions contained therein, if properly executed and not revoked. Proxies that are signed by shareholders but that lack any such specification will be voted in favor of the proposals set forth in the Notice of the Annual Meeting.  The management of the Company does not know of any other matters which will be presented for action at the Annual Meeting, but the person named in the Proxy intends to vote or act with respect to any other proposal which may be presented for action in accordance with his best judgment. Any proxy may be revoked by a shareholder at any time before it is exercised by giving written notice to that effect to the Corporate Secretary of the Company or by voting in person at the Annual Meeting.

The presence in person or by executed proxy of the holders of a majority of the aggregate voting power represented by the shares of Common Stock, issued and outstanding and entitled to vote at the meeting, together as a single class, shall constitute a quorum for transacting business at the meeting. Any shares which are withheld or abstain from voting will be counted for the purpose of obtaining a quorum.  Shares held in “street name” by brokers or nominees who indicate that they do not have discretionary authority to vote such shares as to a particular matter (“broker non-votes”) will not be counted as votes “for” or “against” the proposals, and will not be counted as shares voted on such matter.

The total number of votes cast “for” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve each proposal. Abstentions from voting on a proposal, as well as broker non-votes, will be considered for purposes of determining the number of total votes present at the Annual Meeting. Abstentions will have the same effect as votes against the proposals, but will not affect the election of directors.

The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the meeting is required to elect the Board of Directors and to ratify and approve the selection by the Board of Kane, Hoffman & Danner, P.A. as the Company’s independent accountant for the current year. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the shareholder proposal to amend the Articles of Incorporation and the Bylaws of the Company.

Management of the Company has been informed by the executive officers and directors of the Company that such parties intend to vote all shares they beneficially hold with voting rights FOR the nominees and FOR proposal number 2 and AGAINST proposal number 3.  Together, such parties and proxies represent approximately 33% of the votes eligible to be cast at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of June 18, 2003, based on information obtained from the persons named below, with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to own beneficially 5% or more of the 10,560,296 outstanding shares of Common Stock, (ii) each director and officer of the Company and (iii) all directors and officers as a group:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned

Steven Abboud (2) (3) (4)(5) 16569 Summit Drive Omaha, Nebraska 68136	2,348,154	22%

Joann Abboud (3) 60 Seagate Drive #703 Naples, Florida 34103	821,649	7.8%

Shining Star Investments, Inc.(2) 16569 Summit Drive Omaha, Nebraska 68136	906,358	8.6%

Executive Officers & Directors Bryan Abboud (2) (3) (4)(6) 703 Waterford Way, Suite 690 Miami, Florida 33126	3,349,580	31.7%

Thomas Glaza 703 Waterford Way, Suite 690 Miami, Florida 33126	129,440	1.2%

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned

Dave Stein 703 Waterford Way, Suite 690 Miami, Florida 33126	0	n/a

James Doukas 703 Waterford Way, Suite 690 Miami, Florida 33126	12,858	less than 1%

Clint Snyder 703 Waterford Way, Suite 690 Miami, Florida 33126	0	n/a

James Herrera 703 Waterford Way, Suite 690 Miami, Florida 33126	0	n/a

All Executive Officers & Directors as a Group	3,491,878	33.1%

(1)  The number of shares and percentage of class beneficially owned by the entities above is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

(2)  Steven Abboud is a principal beneficial owner of 87.5% of the voting stock of Shining Star Investments, Inc. (“SSI”) and Bryan Abboud is a principal beneficial owner of 12.5% of the voting stock of SSI.  SSI owns a total of 895,358 shares of the Company’s Common Stock, therefore 787,915 of SSI”s shares are owned by Steven Abboud and are included in his ownership figure in the above table, and the remaining 107,443 shares are owned by Bryan Abboud and are also included in his ownership figure in the above table.

(3)  Joann Abboud is the mother of Bryan Abboud and Steven Abboud.  Joann Abboud is the principal beneficial owner of 100% of the voting stock of the Abboud Family Trust, the Ronald J. Abboud Trust, and the Ron Abboud Family Trust.  The Abboud Family Trust owns 30,000 shares of the Company’s Common Stock. The Ronald J. Abboud Trust owns 223,889 shares of the Company’s Common Stock.  The Ron Abboud Family Trust owns 24,000 shares of the Company’s Common Stock. All of these shares are reflected in the total 851,649 shares owned by Joann Abboud.

(4)  Gene Abboud is the principal and beneficial owner of 50% of the voting stock of Masadi Financial, which owns a total of 43,801 shares of Global. Gene Abboud is a second cousin of Bryan and Steven Abboud.  Steven Abboud is the beneficial owner of the remaining 50% of Masadi Financial.  Gene and Steven Abboud each own 21,900.50 shares of the 43,801 total shares Masadi owns in Global.  The 21,900.50 shares owned by Steven Abboud are reflected in his total ownership figure in the table above.

(5)  Includes 90,000 shares beneficially owned by Steven Abboud by virtue of his ownership of an option to purchase 90,000 shares of common stock through January 25, 2005, at the exercise price of $1.25 per share.

(6)  Includes 424,938 shares beneficially owned by Bryan Abboud by virtue of his ownership of options to purchase: (i) 150,000 shares of common stock through January 31, 2005, at the exercise price of $1.00 per share; (ii) 20,000 shares of common stock through January 29, 2005, at an exercise price of $1.25 per share; (iii) 78,938 shares of common stock through December 31, 2001, at an exercise price of $0.50 per share; and (iv) 176,000 shares of common stock through December 31, 2002, at an exercise price of $1.25 per share.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compen- sation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	0	n/a	0

Equity compensation plans not approved by security holders	1,764,618	$0.98	0

Total	1,764,618	$0.98	0

Description of Equity Compensation

During the past several years, employees of the Company were granted options to acquire shares of the Company’s common stock.  These options were not set forth in a formal stock option plan but were provided as motivation and incentives to individuals who, in the Company’s opinion, were important to the Company’s success.  The total number of options granted and their terms for each year are as follows:

Year	Total Options	Exercise Price	Expiration Date

1998	160,125	$0.50	December 31, 2008
1999	222,525	$0.50	December 31, 2009
2000	331,000	$1.00	January 29, 2005
	272,383	$1.25	January 29, 2005
	8,000	$1.50	January 29, 2005
	97,860	$2.00	January 29, 2005
	55,000	$2.25	January 29, 2005
	31,800	$2.50	January 29, 2005
	24,000	$5.00	December 31, 2003
2001	283,675	$0.71	December 31, 2011
	35,000	$0.82	December 31, 2005
2002	243,250	$0.50	December 31, 2012

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Company’s common stock (“Common Stock”) currently trades on the OTC Bulletin Board under the symbol “GAMM.”

The table below sets forth the high and low sales prices for the Common Stock for each quarter of 2000, 2001, 2002, and the first quarter of 2003.  The quotations below reflect inter-dealer prices, without retail markup, markdown or commission and may not represent actual transactions:

Year	Quarter	High	Low

2000	First	$5.00	$1.00
	Second	$2.00	$1.00
	Third	$3.95	$0.55
	Fourth	$1.75	$0.25
2001	First	$0.53	$0.31
	Second	$1.95	$0.30
	Third	$1.80	$0.41
	Fourth	$0.90	$0.22
2002	First	$0.38	$0.22
	Second	$0.33	$0.22
	Third	$0.51	$0.22
	Fourth	$0.30	$0.18
2003	First	$0.20	$0.09
	Second	$0.30	$0.10

The closing trading price on June 18, 2003, was $0.125.

Shareholders

The Company is authorized to issue One Hundred Million (100,000,000) shares of Common Stock and Twenty-Five Million (25,000,000) shares of preferred stock. As of June 18, 2003, there were approximately 131 shareholders of record holding a total of 8,374,127 shares of Common Stock and an estimated 240 shareholders, holding 2,186,169 shares in street name.  There are no shares of the Company’s preferred stock outstanding.

Dividends on the Common Stock

The Company has not declared a cash dividend on its Common Stock in the last two fiscal years and it does not anticipate the payment of future dividends. There are no other restrictions that currently limit the Company’s ability to pay dividends on its Common Stock other than those generally imposed by applicable state law.

FINANCIAL STATEMENTS

The Company’s financial statements together with the report thereon of Kane, Hoffman & Danner, P.A. for the fiscal year ended December 31, 2002 and the supplementary quarterly information for the quarter ended March 31, 2003 beginning on page 10 of the Company’s Annual Report to Shareholders for the year ended December 31, 2002, are incorporated herein by reference.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors has determined that there will be four (4) directors of the Company elected at the Annual Meeting.  The Board of Directors has nominated Bryan Abboud, Dave Stein and James Doukas as directors of the Company and Thomas Glaza as Chairman of the Board of Directors of the Company. In the absence of other instructions, the proxies will be voted for each of the individuals named, each of whom the Board proposes for election as a director of the Company.  If elected, such individuals will serve until the next Annual Meeting of shareholders or until their successors are duly elected and qualified.  All of the nominees are members of the present Board of Directors.

The Board recommends a vote FOR the election of each of the nominees listed below.

The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected.  If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board.  If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

About the Directors

Set forth above is biographical and other information about the persons who will make up the Board following the annual meeting, presuming election of the nominees named above. All Directors of the Company will hold office until the next annual meeting of shareholders of the Company or until successors are duly elected and qualified.

Name

Age

Position

Bryan Abboud

32

CEO, President and Director

Thomas Glaza

68

Chairman of the Board of Directors

Dave Stein

55

Director

James Doukas

68

Director

Bryan Abboud was the Chairman of the Board of Directors of the Company from 1998 to February 2001, has been chief executive officer and president of the Company since January 2002, and managing director of IGW since 1997.  Mr. Abboud is also a co-founder and current board member of the Interactive Gaming Council, the online gaming industry’s premier trade association.  Starting as an online gaming industry pioneer in 1995, he has assembled personnel, arranged financing, and led the Company successfully into the online gaming software industry. Earlier, Mr. Abboud was involved in upper management of a company in the high-tech consumer electronics industry.  Before this he served as vice president of marketing and co-founded Vista International, Inc. where he was responsible for all U.S. sales, advertising and promotions.  Mr. Abboud earned a Masters in International Management at the American Graduate School of International Management (Thunderbird) and received a Bachelor of Science Degree in Commerce, with emphasis in Marketing at Santa Clara University. He also attended Sup de Co in Rouen, France.

Thomas Glaza accepted his appointment as Chairman of the Company’s Board of Directors in February 2001.  He is serving on the Company’s compensation committee and audit committee. He retired from the MAPICS Corporation in March 2000 but continues to provide consulting services. Between 1988 and 1998, Mr. Glaza held a variety of positions with MAPICS Corporation, including Vice President of Marketing and Business Development. His duties involved contract negotiations, establishing internal corporate strategy, traditional activities of marketing, and co-ordination programs with the corporate marketing organization. From 1981 to 1988, Mr. Glaza founded GMD, a private software development and services firm servicing implementations of MAPICS and CAD systems where he served as chief executive officer and chief operating officer. From 1973 to 1980, Mr. Glaza held various managerial positions in the Manufacturing Industry Marketing Department of the General Systems Division of the IBM Corp. in Atlanta, which led to the development of MAPICS. From 1970 to 1973, he was the marketing manager for the IBM Branch Office in Portland, Oregon. In 1959, Mr. Glaza received his MBA from the University of Michigan, majoring in statistics and marketing. In 1957, Mr. Glaza graduated with a Bachelor of Business Administration from the University of Michigan where he majored in marketing and finance.

Dave Stein has been a director of the Company since January 31, 2002. He is serving as chairman of the Company’s audit committee and as a member of the Company’s compensation committee. For the past decade, Mr. Stein has focused on consulting with and coaching sales executives and their teams in 48 states and 20 countries to win business. He is the author of How Winners Sell: 21 Proven Strategies to Outsell Your Competition and Win the Big Sale, which defines the strategies and related tactics for sales professionals to thrive in our new world of information overabundance, intense competition, and product and service commodization. Mr. Stein has worked with large enterprises such as IBM, Hewlett-Packard, ALLTEL, Bayer, NEC, Siemens, Oracle, Invensys, Pitney Bowes, MCI, AT&T, Unisys, Ciber, and McGraw-Hill, as well as many smaller companies. He has been the president of The Stein Advantage, Inc., a sales consulting company, from July 1997 to the present, and was the Director of Worldwide Business Development for Marcam Corporation from 1995 to 1997. From 1980 until he founded The Stein Advantage in 1997, Mr. Stein was employed by several leading-edge high technology companies in a number of roles: programmer, systems engineer, sales representative, sales manager, Director of Worldwide Sales Development, VP of Sales, VP of Marketing, VP of International Operations, VP of Client Services and VP of Strategic Alliances. In the early 1990's Mr. Stein lived and worked in Europe initiating, organizing and establishing the international operations for Datalogix International. He is a member of the National Speakers Association and the Strategic Account Management Association (SAMA). Mr. Stein graduated from the City College of New York with a Bachelor of Arts degree and pursued postgraduate studies at the City University of New York.

James Doukas has been a director of the Company since April 9, 2002.  Mr Doukas is chairman of the Company’s compensation committee and a member of its audit committee. Mr. Doukas served in the military for over 32 years and was responsible for formulating and executing multi-million dollar budgets, leading large organizations of over 3,500 personnel, negotiating sensitive agreements with foreign governments, and conducting strategic planning at the national level. From 1988 to 1998, he was executive vice president of RJ Moore and Associates, a start up engineering firm for which he had regional responsibility in sales, marketing, and personnel recruitment.  Mr. Doukas received a Bachelor of Arts degree from St. Benedicts College and a Master of Arts degree from George Washington University.

Meetings and Committees of the Board of Directors

The Board held five (5) meetings during fiscal 2002.  All of the directors attended all of the meetings of the Board of Directors during fiscal 2002. The Company does not have a nominating committee of the Board of Directors. The charter of the Compensation Committee has been attached as Appendix A. The charter for the Audit Committee has been attached to this Proxy Statement as Appendix B.

Audit Committee

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities by reviewing financial information which will be provided to the Company’s shareholders and others, the systems of internal controls which management and the Board have established, and the audit process. The Audit Committee was formed January 27, 2003 and has met one time.

Compensation Committee

The primary purpose of the Compensation Committee is:

(i)

to assist the Board in discharging its responsibilities in respect of compensation of the Company’s executive officers; and

(ii)

to produce an annual report for inclusion in the Company’s proxy statement on executive compensation.

The compensation committee was formed January 27, 2003 and has not had any meetings.

AUDIT COMMITTEE REPORT

The following report of the Audit Committee of the Company shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Board of Directors is responsible for independent, objective oversight of the Company's accounting functions and internal controls over financial reporting. The Audit Committee is composed of three directors, each of whom is independent in accordance with the requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers. The Audit Committee operates under a written charter approved by the Board of Directors.

Management is responsible for the Company's internal controls over financial reporting. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

Kane, Hoffman & Danner, P.A. served as the Company's independent auditor during 2002 and was appointed by the Audit Committee to serve in that capacity for 2003. Representatives of Kane, Hoffman & Danner, P.A. will not be present at the annual stockholders' meeting.

In connection with these responsibilities, the Audit Committee met with management and the independent auditor to review and discuss the December 31, 2002 financial statements. The Audit Committee also discussed with the independent auditor the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee also received written disclosures from the independent auditor required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditor that firm's independence.

The following table presents fees for the audits of the Company's annual consolidated financial statements for 2002 and for other services provided by Kane, Hoffman & Danner, P.A..

Audit Fees	$37,000
Audit-Related Fees	-0-
Tax Fees	$5,589
All Other Fees	$20,070

Based upon the Audit Committee's review and discussions with management and the independent auditor, and the Audit Committee's review of the representations of management and the independent auditor, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report to Stockholders and in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Dave Stein

James Doukas

Thomas Glaza

Directors’ Compensation

All directors receive annual options to purchase 15,000 shares each of the Company’s common stock per year. Such options bear exercise prices equal to the weighted average of the common stock’s closing price for the three (3) months prior to the granting of such options. Awarding occurs at the beginning of the year and vesting occurs as the year transpires or upon termination of the Director. All Directors are reimbursed for out-of-pocket expenses incurred in connection with the Company’s business and receive $1,000 per attended meeting.

EXECUTIVE OFFICERS

The Officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company’s shareholders, and hold office until their death, or until they resign or have been removed.

Name

Age

Position

Clinton Snyder

48

Chief Financial Officer and Secretary

James Herrera

46

VP of Business Development and Strategic

Marketing

Clint Snyder has been Chief Financial Officer of the Company since January 21, 2003. Mr. Snyder served as Chief Financial Officer of TVC Telecom, Inc. (formerly Legacy Software, Inc.) from November 1998 to January 2002. From 1992 to 1998, he served as a business consultant, financial and tax strategist for companies throughout the New England area in his position as President of CFO Business Services, Inc. From 1990 to 1992, he served as Vice President of Finance for Innovative Telecom Company, Inc., a telecommunications provider. From 1985 to 1990 he served as Executive Officer for Finance and Administration with North American Beauty Services, Inc., a wholesale and retail distributor of consumer based personal care products. From 1982 to 1985 he served as Finance Officer for a multi-national construction products and real estate development firm in Baltimore, Maryland. From 1975 to 1982 he served as auditor and business consultant with the public accounting firm of Stegman & Associates. Mr. Snyder currently serves on the Board of TVC Telecom, Inc., a publicly traded telecommunications company.

James Herrera, Vice President of Business Development and Strategic Marketing, joined the Company May 1, 2003 from ESV Ltd., where he was Chief Operating Officer and V.P. of Business Development.  Previously, he served as Director of Professional Services with Active Decisions Inc. and was Chief Executive Officer of EnterMedia Network Inc. from 1997 through 2001.  Prior to that, Mr. Herrera was the V.P. of Applications Development at Competitive Media Reporting, a joint venture of VNU and Arbitron, Director of New Media Platforms and Content in the Strategic Business Division of Creative Labs, Inc. and had served in U.S. Distribution for Apple Computer.

Compliance with Section 16(a) of the Exchange Act

Based solely upon a review of forms 3, 4 and 5 furnished to the Company, the Company is not aware of any person who at any time during the fiscal year ended December 31, 2002, was a director, officer, or beneficial owner of more than ten percent of the Common Stock of the Company, and who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934 during such fiscal year.

COMPENSATION AND OTHER BENEFITS

Executive Compensation

The following table provides summary information for the years 2002, 2001 and 2000 concerning cash and non-cash compensation paid or accrued by the Company to or on behalf of its chief executive officer for the appropriate years.

SUMMARY COMPENSATION TABLES

				Long Term Compensation
	Annual Compensation			Awards		Payouts
				Other Annual Compensation	Restricted Stock Awards	Securities Underlying Options	LTIP Payouts	All Other Compensation

Named Officer	Year	Salary	Bonus

Bryan Abboud	2002	$156,000	$26,991	-0-	- 0 -	42,000
President	2001	$120,000	$15,000	$33,708(1)	- 0 -	- 0 -	- 0 -	- 0 -

Donald J. Lisa	2001	$42,500	$0	$21,091(1)	- 0 -	(3)	- 0 -	- 0 -
President	2000	$60,000	$0	$0	- 0 -	- 0 -	- 0 -	- 0 -

(1)

Bryan Abboud received money in addition to his salary as Reimbursement for living expenses.  Don Lisa received money in addition to his salary as Reimbursement for the use of a portion of his home as the headquarters of the Company.

Option/SAR Grants in Last Fiscal Year

(Individual Grants)

Name	Number of Securities Underlying Options/SARS	Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise of Base Price($/Sh)	Expiration Date

Bryan Abboud	78,938(1)	49.3%	$0.50/Share	Dec 31, 2008
Todd Elmquist	55,256(1)	34.5%	$0.50/Share	Dec 31, 2008

(1)

On February 22, 2002, the expiration date of the options granted to purchase these shares was extended from December 31, 2001 to December 31, 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Steven Abboud, a shareholder and former officer and director of the Company, and Mr. Bryan Abboud, Chief Executive Officer and President of Global Entertainment Holdings/Equities, Inc. and Managing Director of Interactive Gaming & Wagering, NV, are brothers and sons of Joann Abboud, and are the principal beneficial owners of 88% and 12%, respectively, of the voting stock of Shining Star Investments, Inc., a shareholder of the Company.

Mr. Gene Abboud, a shareholder of the Company is a second cousin to Mr. Steven Abboud and Mr. Bryan Abboud, and is the principal and beneficial owner of 50% of the voting stock of Masadi Financial, a shareholder of the Company.

Joann Abboud loaned the Company $92,145 for operational expenses which is secured by a promissory note bearing interest at fifteen percent (15%) per year and was due on May 1, 2003. The Company has paid down $2,145 and Mrs. Abboud has extended the due date on the remaining balance to December 31, 2003.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Subject to ratification by the shareholders, the Board has selected Kane, Hoffman & Danner, P.A., independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2003. Although shareholder approval of the Board of Directors’ selection of Kane, Hoffman & Danner, P.A. is not required by law, the Board of Directors believes that it is advisable to give shareholders an opportunity to ratify this selection. If the shareholders do not approve this proposal at the Annual Meeting, the Board of Directors may reconsider the selection of Kane, Hoffman & Danner, P.A.

Representatives of Kane, Hoffman & Danner, P.A. and Clyde Bailey, P.C. are not expected to be present at the Meeting.

The Board recommends a vote FOR the ratification of the appointment of Kane, Hoffman & Danner, P.A. as independent auditors.

INDEPENDENT PUBLIC ACCOUNTANTS

On January 27, 2003, Kane, Hoffman & Danner, P.A. was selected by the Board as the Company’s independent auditor for the fiscal year ending December 31, 2003. Kane, Hoffman & Danner, P.A. was initially appointed on June 10, 2002, to serve as the independent auditor, for the fiscal year ended December 31, 2002.

Audit Fees

Kane, Hoffman & Danner, P.A. billed the Company an aggregate of $37,000 in fees for professional services rendered in connection with the audit of the Company’s financial statements for the most recent fiscal year ended December 31, 2002.

Audit Related Fees

Kane, Hoffman & Danner, P.A. did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended December 31, 2002 in connection with any audit related activities.

Tax Fees

Kane, Hoffman & Danner, P.A. has billed the Company $5,589 for tax services. Tax services included tax compliance, tax planning, tax advice and review of Company prepared tax filings.

All Other Fees

Kane, Hoffman & Danner, P.A. has billed the Company $20,070 for litigation support in connection with actions taken by the Company against a former officer.

The Audit Committee of the Company’s Board of Directors has determined that the provision of services by Kane, Hoffman & Danner, P.A., as set forth above, is compatible with maintaining its independence.

PROPOSAL NO. 3

SHAREHOLDER PROPOSAL

WE ARE ASKING YOU TO VOTE AGAINST THE SHAREHOLDER PROPOSAL REGARDING AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION AND BYLAWS TO ALLOW FOR CUMULATIVE VOTING OF ITS COMMON SHARES FOR THE ELECTION OF DIRECTORS

Steven G. Finn and S.F. Investments, Inc., 2609 S. 156 Cr., Omaha, Nebraska 68130, shareholders of approximately 92,000 shares of Company Common Stock, have submitted a proposal for consideration at the annual meeting.  In accordance with applicable proxy statement regulations, the proposal, as submitted, and the shareholder’s statement of support, as revised, for which the Board of Directors and the Company accept no responsibility, appear in italics below.  The Company’s statement in opposition to the proposal follows the shareholder’s statement.  As discussed below, the Board of Directors recommends that you vote AGAINST this proposal.

Shareholder Resolution

“To amend the Company’s Articles of Incorporation and Bylaws to allow for cumulative voting of its common shares for the election of directors.”

Shareholder’s Statement Of Support

A vote in favor of this proposal will avoid excessive management control of the Board of Directors and allow for minority shareholder representation on the Board.  Cumulative voting allows minority shareholders the opportunity to elect Board members by applying all of their shares to a particular Board member.  For example, if a group owned or controlled 25% of the stock in a company then, pursuant to cumulative voting, that group would be able to elect 25% of the Board members elected to that Board.  In contrast and under the current voting policy, each shareholder can cast all their votes for each board member and if an individual or group controls over 50% of the issued and outstanding stock, then they can elect the entire board slate.

The Company’s Statement in Opposition To Proposal

Cumulative voting means each stockholder may cast votes for director candidates equal to the number of shares owned, multiplied by the number of directors to be elected. Thus shareholders may cast all of their votes for a single candidate or split votes between multiple candidates.

The Board of Directors does not consider cumulative voting to be in the best interest of the Company or its shareholders. For a Board of Directors to work effectively for all shareholders, each director should feel a responsibility to the shareholders as a whole and not to any special group of minority shareholders. Minority shareholders voting cumulatively could result in a relatively small number of shares being responsible for the election of one or more directors whose loyalty would be primarily to the minority group responsible for their election, rather than to the Company and all of its shareholders. This focus by one or more board members to the interests of the minority group could increase the likelihood of factionalism and discord within the Board, which may undermine its ability to work effectively as a governing body on behalf of the common interests of all shareholders.

The State of California, considered among the most protective of shareholder interests, in 1989 amended its laws to permit the repeal of cumulative voting. In supporting the change, the Committee on Corporations of the Business Law Section of the State Bar of California argued:

“While a healthy diversity of opinion and experience, as represented by independent directors, is desirable, factionalism is not appropriate in the board’s essential executive function. The principal objective of a business enterprise should be profit and gain for its shareholders, not political accommodation of competing interests. Practical experience has shown that effective management of a corporation requires candor and consensus in the Boardroom, not rancor and contention.”

The present system of voting utilized by the Company and by most leading corporations prevents the “stacking” of votes behind potentially partisan Directors. The present system thus promotes the election of a more effective Board in which each Director represents the shareholders as a whole.

The shareholders have not provided any evidence, other than their own opinion, to demonstrate that cumulative voting for the election of directors would benefit the Company or its shareholders.

ACCORDINGLY, YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE FOREGOING PROPOSAL.

PROPOSAL NO. 4

OTHER BUSINESS

The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this proxy statement.  If, however, any other matters should properly come before the meeting, it is intended that holders of proxies will act in accordance with their judgment on such matters.

DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

Proposals of shareholders that are intended to be presented at the Company’s next Annual Meeting must be received by the Company no later than March 22, 2004 in order to be included in the proxy statement and proxy relating to the meeting.

The person presiding at the next annual meeting may refuse to permit to be brought before the meeting any shareholder proposal not made in compliance with Rule 14a-8, under the Securities and Exchange Act of 1934, as amended.

ANNUAL REPORT

The Company will provide, without charge, to each shareholder of record as of June 18, 2003, upon the written request of such person, a copy of the Company's Form 10-KSB, including the financial statements, for the year ending December 31, 2002.  A copy of any exhibit to the Company's Form 10-KSB may also be obtained from the Company at no charge upon written request for each such exhibit requested.  Such written requests should be sent to Clinton Snyder, Secretary, Global Entertainment Holdings/Equities, Inc., 703 Waterford Way, Suite 690, Miami, Florida 33126.

BY THE ORDER OF THE BOARD OF DIRECTORS:

Bryan Abboud, Chief Executive Officer

Miami, Florida

July 18, 2003

Appendix A

COMPENSATION COMMITTEE CHARTER

OF

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

I. Purpose

The Compensation Committee (“Committee”) is a committee of the Board of Directors (“Board”) of Global Entertainment Holdings/Equities, Inc. (“Company”). The primary purpose of the Committee is: (i) to assist the Board in discharging its responsibilities in respect of compensation of the Company’s executive officers; and (ii) to produce an annual report for inclusion in the Company’s proxy statement on executive compensation.

II. Organization

The Committee shall consist of three or more directors, each of whom shall, in the judgment of the Board, satisfy the applicable independence requirements of the New York Stock Exchange and any other regulatory requirements.

Committee members shall be elected by the Board and members shall serve until their successors shall be duly elected and qualified. The Committee's chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

III. Structure and Meetings

The chairperson of the Committee will preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson will ensure that the agenda for each meeting is circulated in advance of the meeting.

IV. Goals and Responsibilities

The Committee shall have the power and authority of the Board to perform the following duties and to fulfill the following responsibilities:

•

develop guidelines and review the compensation and performance of officers of the Company;

•

review and approve corporate goals relevant to the compensation of the Chief Executive Officer;

•

evaluate the Chief Executive Officer’s performance in light of these goals and objectives and set the Chief Executive Officer’s compensation based on this evaluation;

A-1

•

evaluate the Chief Executive Officer’s recommendations, and approve the annual salary, bonus and equity awards for all executive officers other than the Chief Executive Officer;

•

review director compensation levels and practices, and recommend, from time to time, changes in such compensation levels and practices to Board with equity ownership in the Company encouraged;

•

produce an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations;

•

make recommendations to the Board with respect to incentive-compensation plans and equity-based plans, establish criteria for the granting of options to the Company’s officers and other employees, and review and approve the granting of options in accordance with such criteria;

•

develop plans for managerial succession of the Company;

•

review major organizational and staffing matters;

•

annually review and reassess the adequacy of this charter and recommend any proposed changes to the Board for approval;

•

make regular reports, not less than annually, to the Board; and

•

perform any other activities consistent with this charter, the Company’s bylaws and governing law as the Committee or the Board deem appropriate.

V. Performance Evaluation

The Committee shall conduct an annual performance evaluation.

VI. Committee Resources

The Committee shall have the authority to obtain advice and seek assistance from internal and external legal, accounting and other advisors. The Committee shall determine the extent of funding necessary for the payment of compensation to any consultant retained to advise the Committee.

VII. Disclosure of Charter

This charter will be made available on the Company’s website at "www.globalentertainmentinc.com".

A-2

Appendix B

CHARTER OF THE AUDIT COMMITTEE

OF

THE BOARD OF DIRECTORS OF

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

I. Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors (“Board”) of Global Entertainment Holdings/Equities, Inc. (“Company”) to assist the Board in fulfilling its oversight responsibilities by reviewing financial information which will be provided to the Company’s shareholders and others, the systems of internal controls which management and the Board have established, and the audit process. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•

Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•

Monitor the independence and performance of the Company’s independent accountants and internal auditing department.

•

Provide an avenue of communication among the independent accountants, management, the internal auditing department, and the Board.

II. Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers and the Securities and Exchange Commission regulations and any amendments to these rules and regulations. The Audit Committee shall be comprised of three (3) or more members, two of which must be directors, as determined by the Board, each of whom shall be independent, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. The composition of the Audit Committee shall comply with these requirements upon the Company’s next annual meeting occurring after January 1, 2003.

All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one (1) member of the Audit Committee shall have accounting or related financial management expertise as designated in the rules promulgated by the Securities and Exchange Commission. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Audit Committee shall be appointed by the Board to serve until the next annual meeting of shareholders or until their successors are elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership. The members of the Audit Committee may receive such compensation, if any, for their services, and such reimbursements for expenses, as may be fixed or determined by resolution of the Board.

The Audit Committee shall hold such regular meetings as may be necessary and such special meetings as may be called by the Chair or at the request of the independent accountants. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent accountants, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independent accountants quarterly to review the Company’s financial statements and significant findings based upon the accountants limited review procedures.

III. Audit Committee Responsibilities and Duties

The Audit Committee’s responsibilities involve reviewing the Company’s policies and procedures regarding its audit process, monitoring the Company’s independent accountants and internal auditing department, and fostering communication between all relevant parties. A more detailed list of these responsibilities are set forth below.

Review Procedures

1.

Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board for approval and have the document published in the Company’s proxy statement at least every three (3) years in accordance with SEC regulations.

2.

Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent accountants of significant issues regarding accounting principles, practices, and judgments.

3.

In consultation with management, the independent accountants, and the internal accountants, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent accountants and the internal auditing department together with management’s responses.

4.

Review with financial management and the independent accountants the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent accountants in accordance with SAS 61 (see item 11). The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

5.

Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

6.

Conduct or authorize any investigation appropriate to fulfilling its responsibilities. The Audit Committee shall have direct access to the independent accountants as well as anyone in the organization, and the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Independent Accountants

7.

The independent accountants are ultimately accountable to the Audit Committee and the Board. The Audit Committee shall review the independence and performance of the accountants and annually recommend to the Board the appointment of the independent accountants or approve any discharge of accountants when circumstances warrant.

8.

Approve the fees and other significant compensation to be paid to the independent accountants and review any representation letter that management provides to the independent auditor.

9.

On an annual basis, the Audit Committee should review and discuss with the independent accountants all significant relationships they have with the Company that could impair the accountants’ independence.

10.

Discuss annual financial statements during one-on-one meetings with each of the Company’s auditors, management, internal accountants, and outside counsel.

11.

Confer with the independent accountants and the internal accountants concerning the scope of their examinations of the books and records of the Company and its subsidiaries; review and approve the independent accountants’ annual engagement letter; review and approve the Company’s internal audit charter, annual audit plans and budgets; direct the special attention of the accountants to specific matters or areas deemed by the Audit Committee or the accountants to be of special significance; and authorize the accountants to perform such supplemental reviews or audits as the Audit Committee may deem desirable.

12.

Prior to releasing the year-end earnings, discuss the results of the audit with the independent accountants. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

13.

Consider the independent accountants’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

14.

Consider such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Audit Committee may, in its discretion, determine to be advisable.

15.

Require independent auditors to report to the Audit Committee in writing all of the critical accounting policies to be used and all alternative treatments of financial information within GAAP that have been discussed with the Company’s management, including the treatment the auditor has recommended.

16.

On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

17.

Pre-approve all audit and non-audit services performed for the Company by any accounting, auditing, or other financial services company.

18.

Provide the Audit Committee with the authority to engage (at the Company’s expense) independent counsel and other advisers regarding accounting or audit practices.

19.

Approve any transaction between an officer or director and the Company, or any of its subsidiaries or affiliates, to ensure that such “related-party” transactions have been approved by an independent body as “arm’s-length” transactions that benefit the Company.

20.

Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

21.

Perform any other activities consistent with this Charter, the Company’s bylaws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

22.

Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

23.

Establish, review, and update periodically a Code of Ethical Conduct for all corporate personnel and ensure that management has established a system to enforce this Code.

24.

Periodically perform self-assessment of Audit Committee performance.

25.

Review financial and accounting personnel succession planning within the Company.

26.

Annually review policies and procedures as well as audit results associated with directors and officers expense accounts and perquisites. Annually review a summary of director and officers related party transactions and potential conflicts of interest.

27.

Establish procedures for the Audit Committee to receive, retain, and deal with complaints relating to the Company’s accounting controls.

28.

Establish procedures for the Audit Committee to receive confidential and anonymous information about the Company’s financial controls from the Company’s employees.

29.

Create an agenda for the ensuing year.

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

703 Waterford Way, Suite 690

Miami, Florida 33126

***PROXY***

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Bryan Abboud as Proxy, with full power of substitution and revocation, the true and lawful attorney and proxy of the undersigned at the Annual Meeting of shareholders (the “Meeting”) of the Company to be held Wednesday, August 6, 2003 at 10 a.m. (EST), at 703 Waterford Way, Suite 690, Miami, Florida, or any adjournments thereof, to vote the shares of Common Stock of the Company standing in the name of the undersigned on the books of the Company, or such shares of Common Stock of the Company as the undersigned may otherwise be entitled to vote on the record date for Meeting with all powers the undersigned would possess if personally present at the Meeting, with respect to the matters set forth below and described in the Notice of the Annual Meeting of shareholders dated June 18, 2003, and the accompanying Proxy Statement of the Company.

The Board of Directors recommends a vote “FOR” all nominees.

1.

Election of the Board of Directors until the next Annual Meeting.

__

For all nominees listed below (except as marked to the contrary)

For the nominee

Against the nominee           Abstain

1.

Bryan Abboud

__

__

__

2.

Thomas Glaza

__

__

__

3.

Dave Stein

__

__

__

4.

James Doukas

__

__

__

The Board of Directors recommends a vote “FOR” proposal 2.

2.

Ratification of the employment of Kane, Hoffman & Danner, P.A. as the Company’s independent auditor for the fiscal year ending December 31, 2003.

For __

Against __

Abstain __

The Board of Directors recommends a vote “AGAINST” proposal 3.

3.

Amendment of the Articles of Incorporation and Bylaws for cumulative voting.

For __

Against __

Abstain __

4.

Any other business as may properly come before the meeting or any adjournment thereof.

For __

Against __

Abstain __

In his discretion, the proxy is authorized to vote upon such other business that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTOR, FOR PROPOSAL NUMBER TWO AND AGAINST PROPOSAL THREE.  IF NO DIRECTIONS ARE GIVEN BY THE PERSON(S) EXECUTING THIS PROXY, THE SHARES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.

Please sign exactly as your name appears on your certificate.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such and submit powers of attorney or other appropriate document.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Dated                        , 2003

_________________________

____________________

Please Print or Type Your Name

Signature

Number of Shares  Voted

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY TO THE ADDRESSEE IN THE ENCLOSED STAMPED ENVELOPE OR YOU MAY FAX THIS PROXY TO (214) 742-5545. If you have had a change of Address, please advise.